THE DRESHER FAMILY OF FUNDS:

                      THE DRESHER COMPREHENSIVE GROWTH FUND
                                       AND
                       THE DRESHER CLASSIC RETIREMENT FUND

          Supplement dated February 1, 2001 to Prospectus dated April 20, 2000

On December 22, 2000, the shareholders of The National Advisory Group, Inc., the corporate parent for the Funds' investment manager, distributor and transfer agent, entered into an agreement with PennRock Financial Services Corp., a Pennsylvania bank holding company, pursuant to which PennRock will acquire all of the outstanding shares of stock of The National Advisory Group.

The  transaction  is  expected  to  close in the  first  quarter  of 2001.  Upon completion of the transaction, the Funds' investment advisory agreement with National Financial Advisors, Inc. will be deemed to have been assigned and, therefore, will terminate pursuant to the requirements of the Investment Company Act. The Funds' Board of Trustees has approved a new investment advisory agreement with National Financial Advisors which is substantially identical to the current investment advisory agreement, except for dates of execution and termination. The new investment advisory agreement will become effective upon termination of the current investment advisory agreement. In addition, National Financial Advisors has agreed to continue to voluntarily reduce its management fee for at least two years following the completion of the transaction so that each Fund's actual operating expenses will not exceed 1.20% of assets, not including extraordinary expenses. The Board of Trustees will seek Fund shareholder approval of the new investment advisory agreement and the election of trustees through a proxy solicitation. Completion of the stock sale transaction is subject to receiving such shareholder approval.